UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

AvePoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

525 Washington Blvd, Suite 1400 Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 793-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVPT	Nasdaq Global Select Stock Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	Nasdaq Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is an amendment to the Current Report on Form 8-K filed by AvePoint, Inc. (“AvePoint”) with the Securities and Exchange Commission (the “SEC”) on June 10, 2025 (the “Original Form 8-K”). At the close of business on June 11, 2025, AvePoint intends to deliver the Amended Notice of Redemption (as defined below) to update certain dates, including the Redemption Date (as defined in the Initial Notice of Redemption), included in the Initial Notice of Redemption (as defined below). AvePoint is amending the Original Form 8-K to file an updated Exhibit 99.1 that is attached hereto and described in Item 8.01 of this Amendment No. 1. This Amendment No. 1 should be read in conjunction with the Original Form 8-K.

Item 8.01         Other Events.

On June 9, 2025, AvePoint delivered a notice of redemption (the “Initial Notice of Redemption”) calling for the redemption of all of its outstanding public warrants to purchase shares of AvePoint’s Common Stock, par value $0.0001 per share, that were issued under the Warrant Agreement, dated September 16, 2019, by and between AvePoint’s predecessor company, Apex Technology Acquisition Corporation (“Apex”), and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold in Apex’s initial public offering. At the close of business on June 11, 2025, AvePoint intends to deliver an amended notice of redemption (the “Amended Notice of Redemption”) in order to update certain dates, including the Redemption Date, included in the Initial Notice of Redemption. A copy of the Amended Notice of Redemption AvePoint intends to deliver is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Neither this Amendment No. 1 nor the Amended Notice of Redemption attached hereto as Exhibit 99.1 constitutes an offer to sell or the solicitation of an offer to buy any securities of AvePoint, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

This Amendment No. 1 contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Amendment No. 1, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this Amendment No. 1, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations. Unless the context otherwise indicates, references in this Amendment No. 1 to the terms “AvePoint”, “the Company”, “we”, “our” and “us” refer to AvePoint, Inc. and its subsidiaries.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amended Notice of Redemption, dated June 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025	AvePoint, Inc.

	By:	/s/ Brian Michael Brown
Brian Michael Brown
Chief Legal and Compliance Officer, and Secretary